Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Income Taxes [Abstract]
Income Taxes

Note 14 - Income Taxes

The Company recorded an income tax expense of $0 and $167,340 for the three months ended June 30, 2026 and 2025, respectively. For the six months ended June 30, 2026 and 2025, the Company recorded an income tax expense of $0 and $1,539,751, respectively.

The Company’ effective tax rate (“ETR”) for the six months ended June 30, 2026 and 2025, was 0% and 28.21%, respectively. The Company’s ETR decreased from the six months ended June 30, 2025, due to the full valuation allowance placed on deferred tax assets during the fourth quarter of 2025.

Note 10 - Income Taxes

For the years ended December 31, 2025 and 2024, the total income/(loss) from operations before income taxes was ($389,646) and $30,533,868, respectively. The Company had an effective tax rate of (1,588.95%) and (1.62%) for the years ended December 31, 2025 and 2024, respectively. The reconciliation of the statutory federal income tax rate to the Company’s effective tax rate for the years ended December 31, 2025 and 2024, were as follows:

	2025		2024
Expected income tax benefit at the U.S. federal statutory tax rate	$(81,826)	21.00%	$6,409,528	21.00%
State and local taxes, net of federal benefit (1)	(263,804)	67.70%	1,321,662	4.33%
Changes in valuation allowance	5,845,289	(1,500.15)%	(9,662,685)	(31.65)%
Nontaxable or Nondeductible Items
Equity Compensation	644,474	(165.40)%	562,345	1.84%
Transaction costs	197,291	(50.63)%	-	0.00%
Nondeductible Contribution	35,315	(9.06)%	-	-
Other nontaxable or nondeductible Items	688	(0.18)%	282,991	0.93%
Changes in unrecognized tax benefits	(186,161)	47.78%	589,314	1.93%
Effective tax rate	$6,191,266	(1,588.95)%	$(496,845)	(1.62)%

(1)	During the year ended December 31, 2025, state taxes in Florida made up the majority (greater than 50%) of the tax effect in this category

The following table presents tax expenses by jurisdiction for the years ended December 31, 2025 and 2024:

	2025	2024
Current
U.S. Federal	$2,678,244	$2,409,796
U.S. State	(481,841)	1,088,249
Total current expense	$2,196,403	$3,498,045

Deferred
U.S. Federal	$3,831,640	$(3,310,028)
U.S. State	163,224	(684,861)
Total deferred provision (benefit)	3,994,864	(3,994,890)
Change in valuation allowance	-	-
Total provision for income tax expense (benefit), net	$6,191,266	$(496,845)

Net cash paid for income taxes consisted of the following for the year ended December 31, 2025:

	2025	2024
Federal taxes paid	$5,300,000	$-
State and city taxes paid:		-
Florida	1,175,000	-
Georgia	25,000	-
Total state and city taxes paid	1,200,000	-
Total income taxes paid	$6,500,000	$-

The table below presents the effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities as of December 31, 2025 and 2024:

	2025	2024
Deferred tax assets:
Net operating loss carryforward	$-	$-
Accrued payroll taxes	48,034	52,797
Stock-based compensation	3,745,791	3,535,310
Research and development credits	-	-
Capitalized research and development expenses	-	348,592
Allowance for doubtful accounts	2,080,670	56,561
Nondeductible charitable contributions	-	-
Inventory reserve	49,225	36,989
Lease liability	36,495	65,807
Intangible assets	54,165	73,102
Gross deferred tax assts	6,014,382	4,169,158
Less valuation allowance	(5,845,289)	-
Total deferred tax assets	169,093	4,169,158

Deferred tax liabilities:
Fixed assets	$(147,557)	$(112,763)
ROU asset	(21,536)	(61,505)
Total deferred tax liabilities	(169,093)	(174,268)
Net deferred tax assets	$-	$3,994,890

The utilization of the Company’s net operating loss carryforwards (“NOLs”) and research tax credit carryovers could be subject to annual limitations under Section 382 and 383 of the Internal Revenue Code of 1986, as amended (the “Code”), and similar state tax provisions, due to ownership change limitations that may have occurred previously or that could occur in the future. These ownership changes limit the amount of net operating loss carryforwards and other deferred tax assets that can be utilized to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382 and 383 of the Code, results from transactions increasing ownership of certain stockholders or public groups in the stock of the corporation by more than 50 percent points over a three-year period. The Company finalized its Section 382 analysis for the period August 28, 2014 through December 31, 2024. The Company experienced one relevant Ownership Change under Section 382 on May 23, 2016. The Company’s cumulative net operating loss as of that date are approximately $4.2 million. The cumulative Section 382 limitation as of December 31,2024 with respect to that Ownership Change is approximately $9.4 million and the NOLs generated for that period of $4.2 million. The computation of the increases in percentage ownership change on each other testing date in the analysis was less than 50% with the highest ownership shift being approximately 25% after the 2016 Ownership Change. The NOLs were fully utilized during year end December 31, 2024, and no NOLs remain as of December 31, 2025.

Valuation Allowance

In assessing the need for a valuation allowance, we consider whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. We evaluate our ability to realize the tax benefits associated with deferred tax assets by analyzing the relative impact of all the available positive and negative evidence regarding our forecasted taxable income using both historical and projected future operating results, the reversal of existing taxable temporary differences, taxable income in prior carry-back years (if permitted) and the availability of tax planning strategies. The ultimate realization of deferred tax assets is dependent upon the generation of certain types of future taxable income during the periods in which those temporary differences become deductible. In making this assessment, we consider the scheduled reversal of deferred tax liabilities, our ability to carry back the deferred tax asset, projected future taxable income, and tax planning strategies. A valuation allowance will be recorded in each jurisdiction in which a deferred income tax asset is recorded when it is more likely than not that the deferred income tax asset will not be realized. Changes in deferred tax asset valuation allowances typically impact income tax expense.

The Company released its valuation allowance for the year ended December 31, 2024 due to significant book net income and foreseeable profits. Towards the end of 2025 a significant change in CMS pricing arose, which changed the Company’ forecasts in the ensuing years to net losses. As a result, the Company took a full valuation allowance of $5,845,289 as of December 31, 2025. The Company will continue to evaluate the need for a valuation allowance in future years.

Uncertain Tax Positions

Accounting for uncertain income tax positions is determined by prescribing a minimum probability threshold that a tax position must meet before a financial statement benefit is recognized. This minimum threshold is that a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than a fifty percent likelihood of being realized upon ultimate settlement. For the years ended December 31, 2025 and 2024, gross unrecognized tax benefits was $343,780 and $513,00, respectively.

	2025	2024
Gross unrecognized tax benefits, beginning of period	$513,000	$-
Additions based on tax positions related to the current year	3,780	513,000
Reductions based on lapse of statute of limitations	(173,000)	-
Gross unrecognized tax benefits, end of period	$343,780	$513,000